SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 Current Report
                                    Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (Date of Earliest Event Reported) June 17, 1996


                                  PEOPLE'S BANK
                                  on behalf of
                     PEOPLE'S BANK CREDIT CARD MASTER TRUST
             (Exact Name of Registrant as Specified in its Charter)




                                  Connecticut
                 (State or Other Jurisdiction of Incorporation)


  33-63146, 33-73442, 33-84428
  33-90012, 33-99506, 33-99508                  06-1213065
  (Commission File Number)                  (I.R.S. Employer Identification No.)



850 Main Street, Bridgeport, Connecticut                             06604
 (Address of Principal Executive Offices)                          (Zip Code)



                                 (203) 338-7171
              (Registrant's Telephone Number, Including Area Code)


                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)


INDEX TO EXHIBITS


Exhibit
   No.       Document Description

20           Monthly Servicer's Certificate


Item 5.    Other Events.

           The Registrant hereby incorporates by reference the information contained in Exhibit 20 hereto in response to this Item 5.


Item 7.    Financial Statements and Exhibits.

           (c)    Exhibits.

               20. Monthly Servicer's Certificate for People's Bank Credit Card Master Trust, Series 1993-1, 1994-1, 1994-2 and 1995-1



                                                              SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                             PEOPLE'S BANK


Dated: June 21, 1996                              By:  /s/Vincent J. Calabrese
                                                          Vincent J. Calabrese
                                                             Vice President